Number                                                                Shares


                                BURST.COM, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
             100,000,000 AUTHORIZED COMMON SHARES $.0001 PAR VALUE
             20,000,000 AUTHORIZED PREFERED SHARES $.0001 PAR VALUE


                                                            CUSIP 12284P 10 6
                                                               SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT

Is The Owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF $.00001 PAR VALUE COMMON STOCK OF

                                BURST.COM, INC.


transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.


Dated:
 /s/ Edward H. Davis                                 /s/ Richard Lang
EDWARD H. DAVIS, SECRETARY                          RICHARD LANG, CHAIRMAN & CEO


                             [BURST.COM, INC. SEAL]

                                BURST.COM, INC.


                TRANSFER FEE: $20.00 PER NEW CERTIFICATE ISSUED

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws of regulations:


     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with rights of
                survivorship and not as tenants
                in common

                          UNIF GIFT MIN ACT--............Custodian..............
                                                 (Cust)             (Minor)
                                     under Uniform Gift to Minors
                                     Act..........................
                                                 (State)

    Additional abbreviations may also be used though not in the above list.

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For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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Shares of the Common Stock represented by the within Certificate,  and do hereby irrevocably constitute and appoint

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attorney-in-fact  to  transfer  the said stock on the books of the  within-named
Corporation, with full power of substitution in the premises:


Dated:___________________________________


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                         NOTICE: THE   SIGNATURES(S)  TO  THIS  ASSIGNMENT  MUST
                                 CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed:

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The signature(s) must be guaranteed by an eligible guarantor institution (Banks,
Stockbrokers, Savings and Loan Associations and Credit Unions with membership in approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.